Supplement dated December 28, 2018 to the Pacific Select Variable Annuity Prospectus dated May 1, 2018 for the variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein.  "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented.

Effective February 19, 2019, the Enhanced Income Percentages for the Enhanced Income Select (Single) Rider will change. Prior to purchase, speak with your Financial Advisor or contact us directly at (800) 722-4448 for the Enhanced Income Select (Single) annual charge percentage that will be in effect February 19, 2019. If you purchased the Enhanced Income Select (Single) Rider and your Rider Effective Date is before February 19, 2019, your Enhanced Income Percentages will not change.

The Enhanced Income Percentages starting February 19, 2019, are as follows:

Enhanced Income Select (Single)

Age*	Enhanced Income Percentage when Contract Value is greater than zero	Guaranteed Lifetime Income Percentage when Contract Value equals zero
Before 59½	0%	0%
59½ to 64	5.60%	3.00%
65 to 69	7.60%
70 to 74	8.00%
75 to 79	8.00%
80 and older	8.00%

* The Enhanced Income Percentage is determined by the age of the Designated Life at the time of the first withdrawal on or after age 59½ or the first withdrawal after an Automatic or Owner-Elected Reset occurred.

Starting February 19, 2019, any withdrawal benefit rider exchange into the Enhanced Income Select (Single) Rider will have the new Enhanced Income Percentages referenced above. Existing owners of the Enhanced Income Select (Single) Rider may also exchange into the Enhanced Income Select (Single) Rider with the new Enhanced Income Percentages referenced above. If you elect an exchange, you will be subject to the charge and the terms and conditions for the new Rider in effect at the time of the exchange. See the OPTIONAL LIVING BENEFIT RIDERS – General Information – Withdrawal Benefit Rider Exchanges section in the Prospectus for additional information on rider exchanges. Work with your financial advisor prior to electing an exchange.

Form No. PSVASUP1218